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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                    Computer Associates International, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                EXPLANATORY NOTE

Computer Associates International, Inc., a Delaware corporation ("Computer Associates", "CA" or the "Company"), is filing the materials contained in this
Schedule 14A with the Securities and Exchange Commission on July 25, 2001 in connection with the solicitation of proxies for electing the board of directors of Computer Associates at the 2001 annual meeting of Computer Associates' stockholders.

POSTERS AND BANNERS, EACH FEATURING ONE OF THE FOLLOWING SLOGANS, WERE HUNG AT CA HEADQUARTERS IN ISLANDIA, NY, ON JULY 24, 2001:

1.   CA Interns support CA

2.   You Can't Go Wrong with Charles & Sanjay ... C.A.M.P. Interns

3.   C.A.M.P. Interns support CA

4. Community Relations Supports Charles & Sanjay because they make a difference!

5.   With Charles and Sanjay leading the way ... C.A.M.P. Interns support CA

6.   STAND UP AND BE COUNTED!!!

7.   The South East Team Supports OUR Management Team!

8.   CA continues to be a GREAT place to work - because we have the BEST
     Employees!

9.   Protect your INVESTMENT, your vote is important, EVERY vote counts!